Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated October 11, 2022 to the Prospectus dated August 10, 2022 for the following series of the Trust

Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - Apr/Oct

(the “Fund”)

The below tables replace the corresponding tables included in the “Fund Summaries” section of the prospectus for the Fund:

Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - Apr/Oct

Share Class	Trigger Rate (As of October 10, 2022)
	Prior to Taking into Account Fund Fees and Expenses	After Taking into Account Fund Fees and Expenses
Class 3	9.59%	9.55%

Share Class	Buffer
	Prior to Taking into Account Fund Fees and Expenses	After Taking into Account Fund Fees and Expenses
Class 3	10%	9.51%

Investors should retain this supplement for future reference.